Management Presentation September 2016

Forward looking statements 2 This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company“) will contain forward- looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

Unique business model and results  Highly resilient and profitable – Profitable last 54 quarters (1) – LTM 2Q16 EBITDA $495.5mm (2) – LTM 2Q16 Return on Capital 25.2%(2)  Strong balance sheet – Rated BB and Ba3(3) – Adjusted debt/ EBITDAR 1.3x(2) – $106mm returned to shareholders YTD 2016 • $92 mm in share repurchase authority as of 7/29/16 – Recurring quarterly cash dividend of $0.70 per share  Management owns >20% 3 (1) Excluding non-cash mark to market hedge adjustments prior to 2008 and 4Q06 one time tax adjustment (2) See GAAP reconciliation and other calculations in Appendix (3) Corporate rating of Ba3 by Moody’s and BB by Standard & Poor’s

Advantages over the typical carrier 4  Leisure customer – Will travel in all economic conditions – Vacations are valued – price dependent  Small/medium cities – Filling a large void – Increasing opportunity - industry restructuring – Diversity of network - minimizes competition  Flexibility – Adjust rapidly to changing macro (fuel/economy) – Changes in capacity - immediate impact on price – Minimize threat of irrational behavior from others  Low cost fleet – used aircraft – Match capacity to demand, highly variable – Relatively low capital needs, higher free cash flow – Can grow and return cash to shareholders Built to be different Leisure customer Underserved markets Little competition Low cost aircraft Low frequency/variable capacity Unbundled pricing Closed distribution Bundled packages Highly profitable

Measured, profitable growth 5 226 233 296 342 175 200 225 250 275 300 325 350 2013 2014 2015 2Q16 Routes 7.89 8.69 10.24 11.12 6.00 7.00 8.00 9.00 10.00 11.00 12.00 2013 2014 2015 LTM 2Q16 A S M s - b ill io n s Scheduled ASMs $996 $1,137 $1,262 $1,304 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 2013 2014 2015 LTM 2Q16 U S D - m m Total revenue 66 70 80 85 60 70 80 90 2013 2014 2015 2Q16 Aircraft in service Aircraft number and routes are end of period

A very large niche Based on current published schedule through March 16, 2017 362 routes, 83 operating aircraft 97 small/medium cities, 20 leisure destinations 6 Stars– leisure destinations

Little competition 98 114 136 161 168 181 207 221 255 297 65 2007 2008 2009 2010 2011 2012 2013 2014 2015 August 30 August 2016 Historic level of non-competitive routes Routes without competition Routes with competition 7 Based on current published schedule through March 16, 2017, announcements and cancellations as of August 30, 2016 Legacy carriers – American, Delta, Southwest, United. Brand / lower cost carriers – Alaska, Hawaiian, JetBlue ULCC carriers – Frontier, Spirit Competitive routes are those that have non-stop flights between similar markets Competitors – overlapping routes Legacy carriers 54 Brand/lower cost carriers 6 ULCC’s 32

Low frequency model 8 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec S y ste m b lock h o u rs/ A C/ d a y 2013 2014 2015 2016E Avg. block hours/AC/day 1 - Peak = peak is defined as 11/23 – 12/1, 12/21 – 1/3, 2/18 – 4/14, 6/3 – 8/18. Remaining is off peak 2 – Aircraft are end of year 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2x 3x 4x 5x or greater % o f to tal d epa rt u re s Weekly frequency of departures Weekly market frequency Peak Off peak Leisure = seasonality Small cities = low frequency(1) 2013 2014 2015 2016E Aircraft - 2 66 70 80 85

Low costs even with low utilization 7.8 JBLU 5.4 SAVE 7.3 ALK 5.8 ALGT 5.000 5.500 6.000 6.500 7.000 7.500 8.000 5.0 6.0 7.0 8.0 9.0 10.0 11.0 12.0 13.0 14.0 CA S M e x f u e l (ce n ts ) Average daily aircraft utilization – LTM (block hours per day) CASM ex fuel vs daily aircraft utilization 9 As of LTM 2Q16, ALGT – Allegiant, JBLU – JetBlue, ALK – Alaska mainline, SAVE – Spirit

Current fleet plan 10 4 48 38 13 17 22 33 35 16 21 35 52 10 12 12 0 20 40 60 80 100 2016E 2017E 2018E 2019E Expected fleet End of period B757 MD-80 A319 Used A320 New A320 Total 85 Total 91 Total 93 Total 99 Future numbers include existing delivery commitments and estimate of potential future transactions 77 Airbus aircraft either owned or firm commitments as of 8/24/16 MD-80 and 757 retirements are planned and subject to change

Cumulative return to shareholders $17.4 $42.7 $96.5 $98.4 $103.4 $ 1 8 7 .0 $ 3 2 6 .1 $ 4 5 4 .1 $ 5 1 5 .8 $14.9 $53.5 $53.5 $95.3 $157.8 $ 2 0 2 .1 $0 $100 $200 $300 $400 $500 $600 $700 2008 2009 2010 2011 2012 2013 2014 2015 2016 $ m m Share repurchases Dividends 11 $718m returned to shareholders since 2007 $92m remaining in share repurchase authority **-Diluted share count in 2007 was 20.5m, share count for 6/30/16 was 16.3m *** - As of Q2 2016 2014 includes $42m returned through a special dividend declared in 2013 and paid in January 2014 2015 includes $44m returned through a special dividend declared in 2014 and paid in January 2015 2016 includes $28m returned through a special dividend declared in 2015 and paid in January 2016 Reduced diluted share count by 20% since 2007** Implemented quarterly cash dividend in Q1 2015 – now $0.70 per share***

 3Q16 TRASM (8.5) to (7.5)% vs 3Q15  3Q16 CASM ex fuel 4 to 6% vs 3Q15  FY16 CASM ex fuel 0 to 4% vs 2015  3Q16 fixed fee + other revenue $12mm to $14mm  FY16 CAPEX $360mm  FY16 maintenance per aircraft per month $105 to $115 thousand  FY16 ownership cost* per aircraft per month $100 to $110 thousand 3rd Quarter 2016 4th Quarter 2016 Full year 2016 System departures 21 to 23% 15 to 19% System ASMs 17 to 19% 10 to 14% 13 to 17% Scheduled departures 21 to 23% 15 to 19% Scheduled ASMs 17 to 19% 10 to 14% 13 to 17% Existing guidance 12 Guidance subject to change * - Ownership cost includes both depreciation and amortization as well as aircraft rental expense

Appendix

GAAP reconciliation EBITDA calculations 14 $mm LTM 2Q16 2015 2014 2013 Net Income attributable to Allegiant Travel Co. 234.0 220.4 86.7 92.3 +Total comprehensive income (loss) 0 (.4) 1.2 .1 +Provision for Income Taxes 138.0 126.4 50.8 54.9 +Other Expenses 1 24.6 25.1 20.4 8.5 +Depreciation and Amortization 98.9 98.1 83.4 69.3 =EBITDA 495.5 469.6 242.5 225.1 + Write down of Boeing 757 fleet 43.3 =Adjusted EBITDA 285.8 + Aircraft lease rental 1.4 2.3 15.9 9.2 =EBITDAR 496.9 471.9 301.7 234.3 Total debt 630.7 641.7 2 593.1 234.3 +7 x annual aircraft lease rent 9.8 16.1 111.3 64.4 Adjusted total debt 640.5 657.8 704.4 298.7 =Adjusted Debt to EBITDAR 1.3x 1.4x 2.3x 1.3x Average # of in service aircraft in period 79 74 69 63 =EBITDA per aircraft 6.3 6.3 4.1 3.6 Interest expense 27.3 26.5 21.2 9.5 = Interest coverage 18.2x 17.7x 13.5x 23.7x 1- Ex unconsolidated affiliate earnings 2 - Prior to 2015, total debt does not include debt issuance costs reclassification per GAAP guidance update 2014 EBITDA and subsequent calculations are adjusted to exclude a one time write-down of $43.3m

GAAP reconciliation Return on equity 15 $mm LTM 2Q16 2015 2014 2013 2012 Net Income attributable to Allegiant Travel Co. 234.0 220.4 113.2 92.3 78.6 Jun 2016 Dec 2015 Jun 2015 Dec 2014 Dec 2013 Dec 2012 Total shareholders equity 406.7 350.0 326.2 294.1 377.3 401.7 Return on equity 64% 68% 34% 24% 21% ROE = Net income / Avg shareholders equity 2014 net income calculation found on Adjustment for special item GAAP reconciliation table

GAAP reconciliation Return on capital employed calculation $mm LTM 2Q16 2015 2014 2013 + Net income attributable to Allegiant Travel Co. 234.0 220.4 113.2 92.3 + Income tax 138.0 126.4 66.8 54.9 + Interest expense 27.3 26.5 21.2 9.5 - Interest income 2.6 1.4 0.8 1.0 396.7 371.9 200.4 155.7 + Interest income 2.6 1.4 0.8 1.0 Tax rate 37.1% 36.5% 37.1% 37.4% Numerator 251.2 237.0 126.6 98.1 Total assets prior year (1) 1,317.5 1,235.1 930.2 798.2 - Current liabilities prior year (1) 384.3 362.0 290.7 210.5 + ST debt of prior year (1) 65.2 52.6 20.2 11.6 Denominator 998.4 925.7 659.7 599.3 = Return on capital employed 25.2% 25.6% 19.2% 16.4% 16 1 - Prior to 2015, total debt does not include debt issuance costs reclassification per GAAP guidance update 2014 net income calculation found on Adjustment for special item GAAP reconciliation table

GAAP reconciliation Adjustment for special item 17 2014 $mm – except per share amounts Net income as reported 86.3 + Add provision for income taxes, as reported 50.8 Income before income taxes as reported 137.1 + Other expense 20.2 Operating income 157.3 + Boeing 757 fleet write down 43.3 Adjusted operating income 200.6 - Other expense 20.2 Adjusted pre-tax income 180.4 - Provision for income tax 66.8 Adjusted net income 113.6 - Net loss attributable to noncontrolling interest (0.4) Adjusted net income attributable to Allegiant Travel Co 113.2 Diluted shares (millions) 17.8 Earnings per share as adjusted for special item $6.36 Total revenue 1,137.0 Adjusted operating margin 17.6% Adjusted EBITDA*margin 25.2% * - see GAAP reconciliation table

Revenue components 18 $91.69 $91.30 $78.63 $73.06 $50 $60 $70 $80 $90 2013 2014 2015 LTM 2Q16 Average fare - scheduled service $5.21 $4.56 $4.29 $4.11 $0.00 $2.00 $4.00 $6.00 2013 2014 2015 LTM 2Q16 Average fare - ancillary third party products $40.52 $41.37 $46.43 $45.99 $30.00 $40.00 $50.00 2013 2014 2015 LTM 2Q16 Average fare - ancillary air-related charges $137.43 $137.23 $129.35 $123.15 $110 $120 $130 $140 2013 2014 2015 LTM 2Q16 Average fare - total All revenue is revenue per scheduled passenger

LTM 2Q16 cost per passenger Low cost drivers $24 $21 $29 $31 $10 $15 $11 $13 $10 $4 $9 $14 $25 $21 $54 $44 $20 $23 $29 $38 ALGT SAVE LUV JBLU 19 Source: Company filings Ownership includes depreciation & amortization + aircraft rent Other excludes special items and one-time charges for other carriers Other Aircraft $44 $49 $58 $45 $83 $82 Ex fuel cost = $65 Fuel cost = $24 Total Allegiant = $89 Ex fuel cost = $103 Fuel cost = $29 Total Southwest = $132 Ex fuel cost = $109 Fuel cost = $31 Total JetBlue = $140 $40 $44 Ex fuel cost = $63 Fuel cost = $21 Total Spirit = $84 Fuel Ownership Maintenance Other Labor

Credit metrics 16.4% 19.2% 25.6% 25.2% 17.5% 10% 20% 30% 2013 2014 2015 LTM 2Q16 LUV LTM 2Q16 20 Return on capital employed 24.0% 34.0% 68.0% 64.0% 32.7% 10% 20% 30% 40% 50% 60% 70% 80% 2013 2014 2015 LTM 2Q16 LUV LTM 2Q16 Return on equity 23.7 x 13.5 x 17.7 x 18.2 x 42.0 x 10 15 20 25 30 35 40 45 2013 2014 2015 LTM 2Q16 LUV LTM 2Q16 Interest coverage 1.3 x 2.3 x 1.4 x 1.3 x 0.9 x 0 1 2 3 2013 2014 2015 LTM 2Q16 LUV LTM 2Q16 Adjusted Debt / EBITDAR LUV = Southwest Airlines, based on published information Please see GAAP reconciliation table in appendix for calculation 2014 EBITDAR refers to an adjusted amount found in EBITDA tables in appendix

Capitalization structure Actual 6/30/16 (MM USD) Debt to LTM EBITDAR Avg rate Year of maturity LTM EBITDAR 496.9 Secured by aircraft – floating 142.1 Libor + 3.04% 2018 Secured by aircraft – floating 31.4 Libor + 2.46% 2019 Secured by aircraft – floating 68.8 Libor + 1.72% 2020 Secured by aircraft – floating 26.5 Libor + 1.75% 2021 Secured by aircraft – fixed 22.7 3.60% 2018 Total 291.5 Secured by real estate – fixed 9.2 2.86% 2018 Secured by real estate – fixed 7.2 2.86% 2020 Total 16.4 Revolver 25.0 Libor + 1.70% 2020 Total secured debt 332.9 0.7x Senior note 298.2 5.50% 2019 Total debt 631.1 1.3x 7x LTM aircraft rent 9.7 Adjusted debt 640.8 1.3x 21 Avg rate is a weighted average of debt with common maturity years Debt table excludes fees to be paid on the revolver due in December 2017